
              Dresdner RCM
              Capital
              Funds
              Annual
December 31,  Report
        1997

          ----------------------------------------------------------------------
                                         Dresdner RCM Global Funds
          ----------------------------------------------------------------------

 Dresdner RCM Growth Equity Fund
Management's Performance Review

        The U.S. stock market in 1997 provided a roller coaster ride for investors in midcap equities. After plunging at the end of the first quarter, the Russell Midcap Index (the "Index") rose powerfully from April through September, then dropped precipitously in October, as a currency crisis in Asia unfolded. As in 1996, the major midcap benchmarks underperformed large cap indices like the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index. In 1997, however, growth style components of the midcap universe, represented by the Russell Midcap Growth Index, lagged stocks in the Russell Midcap Value Index by an unusual 11.83%.

        For the 12 months ended December 31, 1997, the Dresdner RCM Growth Equity Fund (the "Fund") earned a total return of 17.50%. With an excellent performance in the second and third quarters, the Fund outperformed its primary benchmark, the Russell Midcap Index, during that time. Due to the extremely difficult investment environment for midcap growth stocks in the first and fourth quarters, however, the Fund finished 11.53% behind the Index, which returned 29.03%.

        Although midcap stocks had lagged in 1996, we were optimistic going into 1997 that the relative performance of this sector would improve. Seasonal trends traditionally favor so-called "secondary cap" market sectors early in a new year. Meanwhile, the valuations of midcap stocks had become attractive compared to both their historical averages and the valuations of large cap issues. We hoped that these factors, plus strong mutual fund cash flows, would help midcap stocks catch up with very large cap equities early in 1997.

        Given this environment, and our commitment to quality growth investments, the Fund entered 1997 overweighted in high-growth areas like technology, business services, and health care relative to the Index. The Fund maintained some exposure to banking and financial services shares, but significantly underweighted these areas versus the Index. As growth managers, we typically maintain modest exposures to sectors sensitive to interest rates and do not invest at all in utilities.

        Unfortunately, the first-quarter catch-up we expected for midcap stocks did not materialize. Instead, market leadership continued to narrow, concentrating in stocks of very large cap multinational firms. By late February, a more pronounced decline in secondary-cap issues was evident -- particularly in the technology sector. When interest rate jitters sparked a market correction in February and March, midcaps suffered sharp absolute declines and lost further ground against large cap shares, especially issues representing higher growth and P/E multiples. Because the Fund was oriented toward growth stocks and overweighted in high-growth groups like technology, it trailed the Index by 7.62% for the quarter.

        With the easing of interest rate fears in mid-April, large cap stocks reached a major bottom, and midcap stocks soon followed. The valuation and performance disparities that occurred in the first quarter set up a powerful midcap rally in May. Although penalized by its growth orientation in the first quarter, the Fund was well positioned to benefit from this rally -- as the extremely compressed multiples of quality issues expanded, and technology stocks reemerged as market leaders.

        A favorable environment for stocks of all capitalizations persisted through the third quarter. In what came to be called a "Goldilocks" economic climate, inflation fell, growth remained healthy, but did not overheat, and investors became less worried that the Federal Reserve would raise interest rates. Over the middle quarters of 1997, the broad U.S. equity market (represented by the S&P 500 Index) gained 26.26%, the Russell Midcap Index gained 28.64%, and the Fund returned 34.47%. Overweighted positions in technology and other high-growth groups contributed significantly to the Fund's outperformance.

        In the fourth quarter of 1997, the outperformance by midcap stocks was interrupted by a severe currency crisis in Asia that brought turmoil to equity markets worldwide. As is typical in such cases, U.S. financial markets exhibited a pronounced flight to liquidity and quality. Faced with increased uncertainty and volatility, investors flocked to fixed-income securities and large cap equities in defensive sectors. While growth sectors of all capitalizations meaningfully underperformed their value counterparts, the effect was most extreme in the mid- and small-cap sectors. During the quarter the Russell Midcap Growth Index trailed the Russell Midcap Value Index by 6.82%. The technology sector, in particular, was decimated by concerns about the near- and long-term impacts of slowing Asian growth and intensified competitive pressures. With overweighted positions in growth stocks and the electronics/

 Dresdner RCM Growth Equity Fund
Management's Performance Review
new technology group -- and no exposure to the strongly performing utilities area -- the Fund lagged the Russell Midcap Index by 5.68%.

        For 1997 as a whole, stock selection in the drug and hospital supplies group made the largest positive contribution to Fund performance against the Index. Fund holdings gained an average 25%, versus a gain of approximately 18% for drug and hospital supplies stocks in the Index. Primary holdings in this sector included Sofamor Danek Group (+114%) and Guidant (+119%). Stock picking in the technology-services and banking groups also boosted Fund performance against the Index.

        Several industry strategies further enhanced relative returns. These included a 4% weighting in the strongly performing transportation-services group, versus a 2% weighting in the Index. The Fund also benefited from an underweighting in the lagging energy and raw/basic materials groups.

        During the year an overweighting in the poorly performing electronics/new technology group hurt Fund returns relative to the Index. Within the Index, this group underperformed by more than 28%, as semiconductors and semiconductor-related capital-equipment stocks bore the brunt of the fourth quarter's violent technology sell-off. The Fund's underweight positions in insurance, general finance, and banking stocks also hurt its performance against the Index. Over the year we increased Fund exposure to these areas, and the Fund was actually overweighted versus the Russell Midcap Growth Index. The Fund's average cash position of about 4.9% had a slight negative impact on relative performance during the year.

        Despite the fourth-quarter turbulence, 1997 became the third consecutive year of exceptional absolute returns for U.S. stocks. Going into 1998, domestic equity investors are preoccupied with assessing the potential fall-out from the Asian crisis on the earnings of U.S. companies. We believe that the bottom-up estimates for U.S. corporate profits may undergo downward revisions in the early months of the year. Although such revisions may dampen stock returns early on, we believe that quality midcap stocks with superior relative growth will be well positioned as earnings growth slows for stocks in the S&P 500. We have now implemented the structural and management changes in the Fund that we previously disclosed to clients. We expect the increased investment concentration will be apparent in the Fund's 1998 performance.

 Dresdner RCM Growth Equity Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Fund      Russell Midcap Index
1980          $11,210                 $11,777
              $10,792                 $11,516
               $9,599                  $9,996
              $10,028                 $10,641
              $10,856                 $11,467
              $11,315                 $12,024
              $12,980                 $13,034
              $13,656                 $13,375
              $14,396                 $13,821
              $14,878                 $13,966
              $15,935                 $15,074
              $15,665                 $14,784
1981          $15,304                 $14,439
              $15,725                 $14,694
              $17,588                 $15,843
              $18,134                 $15,918
              $19,279                 $16,306
              $18,560                 $16,008
              $18,247                 $15,809
              $17,371                 $14,908
              $16,587                 $13,951
              $18,157                 $14,914
              $18,503                 $15,518
              $18,211                 $15,139
1982          $17,929                 $14,583
              $17,527                 $13,964
              $17,476                 $13,825
              $18,682                 $14,486
              $18,511                 $13,970
              $18,441                 $13,595
              $18,512                 $13,274
              $20,047                 $14,871
              $20,666                 $15,293
              $23,233                 $17,338
              $25,235                 $18,395
              $25,710                 $18,660
1983          $27,172                 $19,319
              $28,967                 $19,987
              $30,108                 $20,691
              $32,700                 $21,984
              $34,645                 $22,903
              $36,064                 $23,737
              $34,391                 $22,991
              $33,610                 $22,846
              $34,935                 $23,486
              $33,413                 $22,575
              $34,930                 $23,541
              $34,348                 $23,105
1984          $32,764                 $22,449
              $31,089                 $21,235
              $31,709                 $21,587
              $31,839                 $21,350
              $30,674                 $20,146
              $32,051                 $20,774
              $31,196                 $20,166
              $34,191                 $22,684
              $33,648                 $22,791
              $33,611                 $22,880
              $32,993                 $22,784
              $33,496                 $23,435
1985          $37,254                 $25,659
              $38,042                 $26,119
              $37,399                 $25,970
              $36,747                 $25,894
              $39,165                 $27,365
              $39,965                 $28,030
              $40,928                 $27,994
              $40,385                 $27,876
              $38,429                 $26,510
              $40,118                 $27,883
              $42,578                 $29,810
              $44,235                 $30,937
1986          $45,046                 $31,633
              $48,307                 $34,205
              $49,783                 $36,003
              $50,541                 $35,845
              $52,554                 $37,701
              $51,571                 $38,216
              $47,374                 $35,687
              $49,140                 $38,219
              $45,601                 $35,511
              $48,335                 $37,364
              $48,946                 $37,640
              $48,361                 $36,569
1987          $54,951                 $41,072
              $59,189                 $43,530
              $60,968                 $43,942
              $60,390                 $42,842
              $62,092                 $42,989
              $64,592                 $44,737
              $67,740                 $46,653
              $70,486                 $48,302
              $68,483                 $47,379
              $49,455                 $35,710
              $47,006                 $33,727
              $53,665                 $36,652
1988          $53,930                 $38,355
              $58,780                 $41,072
              $60,415                 $41,126
              $61,386                 $41,380
              $60,234                 $41,283
              $64,720                 $44,110
              $63,335                 $43,225
              $61,789                 $42,264
              $64,192                 $43,702
              $63,486                 $43,889
              $62,127                 $42,836
              $64,859                 $43,910
1989          $68,192                 $46,537
              $67,612                 $46,427
              $68,994                 $47,190
              $73,125                 $49,465
              $77,254                 $51,695
              $74,440                 $51,503
              $79,915                 $55,093
              $83,387                 $56,935
              $83,428                 $56,413
              $79,787                 $53,752
              $80,873                 $54,489
              $82,292                 $55,446
1990          $75,120                 $50,999
              $77,825                 $52,033
              $80,029                 $53,300
              $78,163                 $51,011
              $86,194                 $55,632
              $87,034                 $55,271
              $84,425                 $53,628
              $75,868                 $47,860
              $71,033                 $44,312
              $69,568                 $42,913
              $75,112                 $47,046
              $78,902                 $49,072
1991          $85,003                 $52,398
              $92,631                 $56,764
              $97,028                 $59,119
              $96,459                 $59,474
             $101,948                 $62,298
              $96,909                 $59,427
             $102,335                 $62,340
             $105,602                 $64,204
             $105,329                 $63,830
             $108,557                 $65,138
             $104,724                 $62,445
             $116,960                 $69,442
1992         $119,326                 $70,748
             $120,948                 $72,373
             $115,847                 $70,524
             $113,545                 $71,075
             $114,312                 $71,534
             $108,991                 $70,374
             $112,618                 $73,316
             $110,272                 $71,628
             $113,146                 $73,113
             $117,301                 $74,902
             $122,190                 $78,677
             $125,186                 $80,789
1993         $125,594                 $82,405
             $121,886                 $82,496
             $124,822                 $85,179
             $121,150                 $82,922
             $126,171                 $85,555
             $126,630                 $86,522
             $125,543                 $86,939
             $131,747                 $90,806
             $134,398                 $91,153
             $135,795                 $91,229
             $131,931                 $89,113
             $138,604                 $92,341
1994         $143,687                 $94,889
             $142,568                 $93,598
             $134,622                 $89,611
             $135,889                 $90,226
             $134,603                 $90,349
             $130,975                 $87,673
             $132,730                 $90,682
             $141,423                 $94,981
             $140,120                 $92,660
             $142,420                 $93,369
             $137,052                 $89,250
             $139,650                 $90,409
1995         $140,145                 $92,266
             $146,023                 $97,042
             $151,805                 $99,819
             $152,385                $101,324
             $155,053                $104,654
             $162,810                $108,171
             $174,821                $113,423
             $177,454                $115,160
             $183,158                $117,762
             $179,789                $115,128
             $185,416                $120,853
             $187,880                $121,558
1996         $190,835                $124,137
             $200,326                $127,052
             $203,882                $128,890
             $212,394                $132,542
             $215,917                $134,544
             $206,821                $132,526
             $188,917                $124,324
             $198,795                $130,243
             $211,760                $136,676
             $211,966                $137,772
             $222,461                $146,165
             $223,710                $144,673
1997         $229,653                $150,085
             $218,817                $149,858
             $204,835                $143,388
             $209,029                $147,059
             $236,993                $157,788
             $243,285                $162,951
             $260,762                $176,549
             $257,966                $174,642
             $275,443                $184,614
             $259,015                $177,433
             $257,966                $181,656
             $262,848                $186,669

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Growth Equity Fund since the Fund's inception versus the Russell Midcap Index.(a) The chart represents a cumulative return of 2,528.48%(b) for the Fund. The average annual total return from the Fund's inception was 19.72%.(b)(c) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

Average Annual Total Returns(b)
December 31, 1997

                                                       Life of
    1 Year           5 Year           10 Year          Fund(c)
      17.50%           15.99%           17.22%           19.72%

        The data above represent past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Russell Midcap Index is composed of the smallest 800 companies in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of 3,000 large U.S. companies by market capitalization and represents approximately 98% of the U.S. equity market.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   The Fund began operations on November 6, 1979.

 Dresdner RCM Growth Equity Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                        3.15%
             AUTOMOTIVE RELATED                                                 2.69%
    304,000  Lear Corp. *                                                                $  14,440,000
    270,000  Tower Automotive Inc. *                                                        11,356,875
                                                                                         -------------
                                                                                            25,796,875
                                                                                         -------------
CONSUMER DURABLES                                                               0.46%
    136,000  Sola International Inc. *                                                       4,420,000

CONSUMER NON-DURABLES SECTOR                                                   12.59%
             BEVERAGE/TOBACCO                                                   0.42%
     83,000  Robert Mondavi Corp. *                                                          4,046,250
             FOOD/FOOD PROCESSING                                               0.81%
    131,000  Suiza Foods Corp. *                                                             7,802,688
             HOUSEHOLD/RELATED NONDURABLES                                      0.43%
    118,000  Revlon Inc. Class A *                                                           4,166,875
             LEISURE TIME PRODUCTS/SERVICES                                     5.43%
    287,000  CKE Restaurants Inc.                                                           12,089,875
    393,000  Hasbro Inc.                                                                    12,379,500
    575,000  Host Marriott Corp. *                                                          11,284,375
     75,000  Interstate Hotels Co. *                                                         2,629,688
    328,500  Promus Hotel Corp. *                                                           13,797,000
                                                                                         -------------
                                                                                            52,180,438
                                                                                         -------------
             RETAIL TRADE                                                       5.50%
    407,000  Bed Bath & Beyond Inc. *                                                       15,669,500
    204,000  Circuit City Stores Inc.                                                        7,254,750
    105,000  Consolidated Stores Corp. *                                                     4,613,438
    348,200  Family Dollar Stores Inc.                                                      10,206,613
     76,000  Hannaford Bros. Co.                                                             3,301,250
    378,000  Office Depot Inc. *                                                             9,048,375
    119,000  Zale Corp. *                                                                    2,737,000
                                                                                         -------------
                                                                                            52,830,926
                                                                                         -------------
CYCLICAL/CAPITAL GOODS SECTOR                                                  13.22%
             AEROSPACE/DEFENSE                                                  1.87%
    223,500  Sundstrand Corp.                                                               11,258,813
    340,000  Wyman-Gordon Co. *                                                              6,672,500
                                                                                         -------------
                                                                                            17,931,313
                                                                                         -------------
             BUILDING/CONSTRUCTION                                              0.34%
    277,000  Apogee Enterprises Inc.                                                         3,289,375

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Growth Equity Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
             CHEMICALS/TEXTILES                                                 1.82%
    210,000  Cytec Industries Inc. *                                                     $   9,856,875
    170,000  Praxair Inc.                                                                    7,650,000
                                                                                         -------------
                                                                                            17,506,875
                                                                                         -------------
             ELECTRICAL EQUIPMENT                                               4.05%
     45,000  W. W. Grainger Inc.                                                             4,373,438
    223,000  Honeywell Inc.                                                                 15,275,500
    242,000  Hubbell Inc. Class B                                                           11,933,625
    170,000  Raychem Corp.                                                                   7,320,625
                                                                                         -------------
                                                                                            38,903,188
                                                                                         -------------
             INDUSTRIAL EQUIPMENT                                               1.40%
    260,000  Kennametal Inc.                                                                13,471,250
             TRANSPORTATION SERVICES                                            3.74%
    300,900  Air Express International Corp.                                                 9,177,450
    440,000  Swift Transportation Co. Inc. *                                                14,245,000
    611,100  Werner Enterprises Inc.                                                        12,527,550
                                                                                         -------------
                                                                                            35,950,000
                                                                                         -------------
ENERGY SECTOR                                                                   1.59%
             ENERGY                                                             1.59%
    115,000  Camco International Inc.                                                        7,324,063
    305,000  Forcenergy Gas Exploration Inc. *                                               7,987,188
                                                                                         -------------
                                                                                            15,311,251
                                                                                         -------------
HEALTH CARE SECTOR                                                             16.85%
             DRUGS & HOSPITAL SUPPLIES                                          5.68%
    201,300  Alza Corp. *                                                                    6,403,856
    106,000  Boston Scientific Corp. *                                                       4,862,750
    386,000  Centocor Inc. *                                                                12,834,500
     44,328  Guidant Corp.                                                                   2,759,418
     82,400  Orion Yhtyma OY Series B *                                                      2,178,980
    377,000  Sofamor/Danek Group Inc. *                                                     24,528,563
     44,400  VISX Inc. *                                                                       982,350
                                                                                         -------------
                                                                                            54,550,417
                                                                                         -------------
             HEALTH CARE SERVICES                                              11.17%
     67,600  AmeriSource Health Corp. *                                                      3,937,700
    320,050  Bergen Brunswig Corp.                                                          13,482,106
     46,000  Cardinal Health Inc.                                                            3,455,750
    276,062  Concentra Managed Care Inc. *                                                   9,317,093
    248,400  HBO & Co.                                                                      11,923,200
    457,000  Healthsouth Corp. *                                                            12,681,750
     66,000  Health Care & Retirement Corp. *                                                2,656,500

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Growth Equity Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
             HEALTH CARE SERVICES (Continued)
    150,000  Orthodontic Centers of America Inc. *                                       $   2,493,750
    746,000  PhyCor Inc. *                                                                  20,142,000
    503,800  Tenet Healthcare Corp. *                                                       16,688,375
    119,000  Universal Health Services Inc. Class B *                                        5,994,625
    186,200  Vencor Inc. *                                                                   4,550,263
                                                                                         -------------
                                                                                           107,323,112
                                                                                         -------------
INTEREST SENSITIVE SECTOR                                                      12.00%
             BANKING                                                            8.35%
     21,300  CCB Financial Corp.                                                             2,289,750
    343,400  City National Corp.                                                            12,684,338
    100,000  Community First Bankshares Inc.                                                 5,325,000
    114,650  Compass Bancshares Inc.                                                         5,015,938
     13,200  First American Corp. of Tennessee                                                 656,700
    124,200  First Security Corp.                                                            5,200,875
    106,700  Firstar Corp.                                                                   4,528,081
    542,000  North Fork Bancorporation Inc.                                                 18,190,875
    156,600  Southtrust Corp.                                                                9,934,313
    125,300  WestAmerica Bancorporation                                                     12,811,925
     80,000  Zions Bancorp                                                                   3,630,000
                                                                                         -------------
                                                                                            80,267,795
                                                                                         -------------
             GENERAL FINANCE                                                    3.12%
    356,000  AMRESCO Inc. *                                                                 10,546,500
     72,778  Charter One Financial Inc.                                                      4,594,111
    105,000  Golden State Bancorp Inc. *                                                     3,924,375
    322,300  TCF Financial Corp.                                                            10,938,056
                                                                                         -------------
                                                                                            30,003,042
                                                                                         -------------
             INSURANCE                                                          0.53%
     70,700  Transatlantic Holdings Inc.                                                     5,055,050

TELEMEDIA/SERVICES SECTOR                                                      13.12%
             BUSINESS SERVICES                                                  2.41%
    358,200  The Registry Inc. *                                                            16,432,425
    369,000  Select Appointments Holdings PLC (Sponsored ADR)                                6,734,250
                                                                                         -------------
                                                                                            23,166,675
                                                                                         -------------
             COMMUNICATIONS SERVICES                                            8.43%
    140,000  Cable & Wireless Communications PLC (ADR) *                                     3,412,500
    344,000  ICG Communications Inc. *                                                       9,374,000
    176,000  Intermedia Communications of Florida *                                         10,692,000
    315,000  LCI International Inc. *                                                        9,686,250
    307,000  McLeod Inc. *                                                                   9,824,000
    430,000  Nextel Communications Inc. *                                                   11,180,000

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Growth Equity Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
             COMMUNICATIONS SERVICES (Continued)
    375,000  SITEL Corp. *                                                               $   3,421,875
    105,000  Smartalk Teleservices Inc. *                                                    2,388,750
    260,300  Snyder Communications Inc. *                                                    9,500,950
    577,000  Tel-Save Holdings Inc. *                                                       11,467,875
                                                                                         -------------
                                                                                            80,948,200
                                                                                         -------------
             MEDIA                                                              2.28%
    105,000  Gartner Group Inc. Class A *                                                    3,911,250
    175,000  Regal Cinemas Inc. *                                                            4,878,125
    248,000  Sylvan Learning Systems Inc. *                                                  9,672,000
    135,000  Central European Media Entertainment Ltd. Class A *                             3,408,750
                                                                                         -------------
                                                                                            21,870,125
                                                                                         -------------
TECHNOLOGY SECTOR                                                              24.46%
             COMPUTERS/OFFICE EQUIPMENT                                         0.17%
     59,100  E M C Corp. *                                                                   1,621,556
             ELECTRONICS/NEW TECHNOLOGY                                         8.44%
    309,000  Advanced Fibre Communication *                                                  8,999,625
    247,002  Analog Devices Inc. *                                                           6,838,868
    350,000  Andrew Corp.                                                                    8,400,000
     70,000  Hadco Corp. *                                                                   3,167,500
    410,000  Maxim Integrated Products Inc. *                                               14,145,000
     80,600  Microchip Technology Inc. *                                                     2,418,000
    238,300  Molex Inc. Class A                                                              6,851,125
    266,000  Network Appliance Inc. *                                                        9,443,000
    269,400  Newbridge Networks Corp. *                                                      9,395,325
    223,100  Uniphase Corp. *                                                                9,230,763
     34,000  ASE Test Limited *                                                              2,222,750
                                                                                         -------------
                                                                                            81,111,956
                                                                                         -------------
             TECHNOLOGY SERVICES                                               15.85%
    171,800  America Online Inc. *                                                          15,322,413
     70,000  Aspen Technologies Inc. *                                                       2,397,500
     49,800  CBT Group PLC (Sponsored ADR) *                                                 4,089,825
    138,500  Cambridge Technology Partners (Mass.) Inc. *                                    5,765,063
    165,000  Ceridian Corp. *                                                                7,559,063
    148,000  Citrix Systems Inc. *                                                          11,248,000
    124,000  Computer Sciences Corp. *                                                      10,354,000
     88,000  Electronics Arts Inc. *                                                         3,327,500
    207,800  I2 Technologies Inc. *                                                         10,961,450
    130,000  National Data Corp.                                                             4,696,250
    142,000  Network Associates Inc. *                                                       7,508,250
    292,000  PeopleSoft Inc. *                                                              11,388,000
    313,900  Saville Systems PLC (Sponsored ADR) *                                          13,026,850
    260,425  Sterling Commerce Inc. *                                                       10,010,086
     58,900  Vantive Corp. *                                                                 1,487,225

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Growth Equity Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
             TECHNOLOGY SERVICES (Continued)
    251,700  VERITAS Software Co. *                                                      $  12,836,700
    255,000  Visio Corp. *                                                                   9,785,625
    155,600  Wind River Systems Inc. *                                                       6,175,375
     63,350  Yahoo Inc. *                                                                    4,386,980
                                                                                         -------------
                                                                                           152,326,155
                                                                                         -------------

TOTAL EQUITY INVESTMENTS (COST $826,316,281)                                   96.98%      931,851,387
                                                                                         -------------
SHORT-TERM INVESTMENTS                                                          4.69%

             MONEY MARKET FUNDS                                                 2.61%
  6,913,929  SSgA U.S. Government Money Market Fund                                          6,913,929
 18,140,411  SSgA Money Market Fund                                                         18,140,411
                                                                                         -------------
                                                                                            25,054,340
                                                                                         -------------
             COMMERCIAL PAPER                                                   2.08%
 20,000,000  General Electric Capital Corp. 5.8% maturing 01/05/98                          19,987,111
                                                                                         -------------

TOTAL SHORT-TERM INVESTMENTS (COST $45,041,451)                                             45,041,451
                                                                                         -------------

TOTAL INVESTMENTS (COST $871,357,732) **                                      101.67%      976,892,838

             OTHER ASSETS LESS LIABILITIES                                    (1.67)%      (16,067,800)
                                                                                         -------------
             NET ASSETS                                                       100.00%    $ 960,825,038
                                                                                         -------------
                                                                                         -------------

------------------------------------
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Growth Equity Fund
Investments in Securities and Net Assets
 December 31, 1997

Tax Information:

** For Federal income tax purposes, cost is $878,037,978 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $ 116,377,609
Unrealized depreciation     (17,522,749)
                          -------------
Net unrealized
appreciation              $  98,854,860
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1997, categorized by country:

                                                            % of Net Assets
                                               -----------------------------------------
                                                             Short-Term and
Country                                          Equities         Other         Total
----------------------------------------------------------------------------------------
Bermuda                                               0.4%           0.0%           0.4%
Canada                                                1.0%           0.0%           1.0%
Finland                                               0.2%           0.1%           0.3%
Ireland                                               1.8%           0.0%           1.8%
Taiwan                                                0.2%           0.0%           0.2%
United Kingdom                                        1.1%           0.0%           1.1%
United States                                        92.3%           2.9%          95.2%
                                                      ---            ---      ----------
  Total                                              97.0%           3.0%         100.0%
                                                      ---            ---      ----------
                                                      ---            ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
Management's Performance Review

        In 1997, as in 1996, major benchmarks for small cap stocks underperformed large cap indices like the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index. A particularly noteworthy characteristic of 1997, however, was the dramatic underperformance of growth stocks in the small cap universe. For the year, the Russell 2000 Growth Index lagged the Russell 2000 Value Index by a differential of 18.83%.

        For the 12 months ended December 31, 1997, the Dresdner RCM Small Cap Fund (the "Fund") earned a total return of 19.49%. The Fund performed exceptionally well in the second and third quarters of the year -- outpacing its primary benchmark, the Russell 2000 Index (the "Index") during that time. For the year, however, the Fund finished 2.88% behind the Index, which returned 22.37%, due to the extremely difficult investment environment for small cap growth stocks in the first and fourth quarters.

        Although small cap stocks had lagged in 1996, we were optimistic going into 1997 that the relative performance of this sector would improve. Seasonal trends traditionally favor so-called "secondary cap" market sectors early in a new year. Meanwhile, the valuations of small cap stocks had become attractive compared to both their historical averages and the valuations of large cap issues. We hoped that these factors, plus strong mutual fund cash flows, would help small cap stocks catch up with very large cap equities early in 1997.

        Given this environment, and our commitment to quality growth investments, the Fund entered 1997 overweighted in high-growth areas like technology, business services, and health care relative to the Index. The Fund maintained some exposure to banking and financial services shares, but significantly underweighted these areas versus the Index. As growth managers we typically maintain modest exposures to sectors sensitive to interest rates and do not invest at all in utilities.

        Unfortunately, the first-quarter catch-up we expected for small cap stocks did not materialize. Instead, market leadership continued to narrow, concentrating in stocks of very large cap multinational firms. By late February, a more pronounced decline in secondary-cap issues was evident -- particularly in the technology sector. When interest rate jitters sparked a market correction in February and March, small caps suffered sharp absolute declines and lost further ground against large cap shares, especially issues representing higher growth and P/E multiples. Because the Fund was oriented toward growth stocks and overweighted in high-growth groups like technology, it trailed the Index by 6.04% for the quarter.

        With the easing of interest rate fears in mid-April, large cap stocks reached a major bottom, and small cap stocks followed by the end of that month. The valuation and performance disparities that occurred in the first quarter set up a powerful small cap rally in May. Although penalized by its growth orientation in the first quarter, the Fund was well positioned to benefit from this rally, as the extremely compressed multiples of quality issues expanded, and technology stocks reemerged as market leaders.

        A favorable environment for stocks of all capitalizations persisted through the third quarter. In what came to be called a "Goldilocks" economic climate, inflation fell, growth remained healthy, but did not overheat, and investors became less worried that the Federal Reserve would raise interest rates. Over the middle quarters of 1997, the broad U.S. equity market (represented by the S&P 500 Index) gained 26.26%, the Russell 2000 Index gained 33.50%, and the Fund returned 43.06%. The overweighted positions in technology and other high-growth groups contributed significantly to the Fund's outperformance.

        In the fourth quarter of 1997, the outperformance by small cap stocks was interrupted by a severe currency crisis in Asia that brought turmoil to equity markets worldwide. As is typical in such cases, U.S. financial markets exhibited a pronounced flight to liquidity and quality. Faced with increased uncertainty and volatility, investors flocked to fixed-income securities and large cap equities in defensive sectors. While growth universes of all capitalizations meaningfully underperformed their value counterparts, the effect was most extreme in the small cap sector. During the quarter the Russell 2000 Growth Index trailed the Russell 2000 Value Index by 9.88%. The technology group, in particular, was decimated by concerns about the near-and long-term impacts of slowing Asian growth and intensified competitive pressures. With overweighted positions in growth stocks and the electronics/new technology

 Dresdner RCM Small Cap Fund
Management's Performance Review
group -- and no exposure to the strongly performing utilities area -- the Fund lagged the Russell 2000 Index by 2.57%.

        For 1997 as a whole, stock selection in the computers/office equipment industry group made the largest positive contribution to Fund performance against the Index. The Fund's holdings in this group gained an average 25% in 1997, versus a loss of approximately 8% for computer and office equipment stocks in the Index. Among the top performers were Micros Systems (+46%) and Radiant Systems (+200%). Stock selection was also positive in the drug and hospital supplies group, where Fund holdings gained 16% on average, versus an average gain of approximately 6% for drug and hospital supplies shares in the Index. Major holdings in this sector included Sofamor Danek Group (+114%) and Sangstat (+53%). Stock picking in the technology services and industrial equipment groups also improved the Fund's performance against the Index.

        Several industry strategies further enhanced relative returns. These included a 13% weighting in the strongly performing business services versus an Index weighting of 4%. The Fund also benefited from an underweighting in the lagging raw/basic materials group.

        Stock selection in the electronics/new technology area hurt the Fund's relative performance during the year. Especially poor performances by Network General (-38%), Actel (-47%), and Altron (-37%) helped create an average 12% loss in this group of Fund holdings. That compares with an average gain of about 2% for technology stocks in the Index. Stock selection in the aerospace and building/construction areas also contributed negatively to the Fund's performance against the Index.

        A general overweighting in the poorly performing technology services group further damaged Fund returns versus the Index. Underweighting the interest rate-sensitive general finance, utilities and insurance industries also hurt the Fund's relative performance. Over the year we increased Fund exposure to these areas, and the Fund was actually overweighted versus the Russell 2000 Growth Index. The Fund's average cash position of about 3.8% had an essentially neutral impact on relative performance for the full year.

        Despite the fourth-quarter turbulence, 1997 became the third consecutive year of exceptional absolute returns for U.S. stock investors. Going into 1998, domestic equity investors are preoccupied with assessing the potential fallout from the Asian crisis on the earnings of U.S. companies. We believe that the bottom-up estimates for U.S. corporate profits may undergo downward revisions in the early months of the year. Although such revisions may dampen stock returns early on, we believe that quality small cap stocks with superior relative growth will be well positioned as earnings growth slows for stocks in the S&P 500.

 Dresdner RCM Small Cap Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Fund     Russell 2000 Index
1992         $10,786              $10,811
             $11,118              $11,127
             $10,850              $10,751
             $10,613              $10,373
             $10,703              $10,511
             $10,165              $10,017
             $10,530              $10,366
             $10,336              $10,072
             $10,603              $10,304
             $11,002              $10,630
             $11,807              $11,444
             $12,214              $11,842
1993         $12,212              $12,242
             $11,792              $11,960
             $12,082              $12,348
             $11,636              $12,008
             $12,102              $12,539
             $12,134              $12,617
             $12,126              $12,791
             $12,580              $13,344
             $13,037              $13,720
             $13,186              $14,074
             $12,728              $13,615
             $13,337              $14,080
1994         $13,592              $14,522
             $13,431              $14,469
             $12,712              $13,707
             $12,637              $13,788
             $12,411              $13,633
             $11,990              $13,173
             $12,173              $13,390
             $13,095              $14,136
             $13,073              $14,088
             $13,240              $14,031
             $12,765              $13,464
             $13,049              $13,824
1995         $12,958              $13,649
             $13,392              $14,217
             $13,900              $14,461
             $14,064              $14,782
             $14,030              $15,037
             $14,728              $15,817
             $15,706              $16,728
             $16,245              $17,074
             $16,900              $17,380
             $16,330              $16,602
             $16,882              $17,300
             $17,496              $17,756
1996         $17,973              $17,737
             $18,914              $18,290
             $19,374              $18,662
             $20,684              $19,660
             $21,660              $20,435
             $20,993              $19,596
             $18,958              $17,884
             $20,592              $18,923
             $22,457              $19,662
             $22,226              $19,359
             $22,488              $20,157
             $23,514              $20,685
1997         $23,754              $21,098
             $22,335              $20,587
             $20,877              $19,615
             $20,357              $19,670
             $23,953              $21,858
             $25,312              $22,795
             $26,750              $23,856
             $27,350              $24,403
             $29,867              $26,189
             $28,508              $25,039
             $28,329              $24,877
             $28,098              $25,312

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Small Cap Fund since the Fund's inception versus the Russell 2000 Index.(a) The chart represents a cumulative return of 180.98%(b) for the Fund. The average annual total return from the Fund's inception was 18.79%.(b)(c) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

Average Annual Total Returns(b)
December 31, 1997

                                      Life of
    1 Year           5 Year           Fund(c)
      19.49%           18.13%           18.79%

        The data above represent past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   The Fund began operations on January 3, 1992.

 Dresdner RCM Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                        4.14%
             AUTOMOTIVE RELATED                                                 4.03%
    163,000  Dura Automotive Systems Inc. *                                              $   4,034,250
    358,000  Keystone Automotive Industries Inc. *                                           8,502,500
    336,000  Tower Automotive Inc. *                                                        14,133,000
                                                                                         -------------
                                                                                            26,669,750
                                                                                         -------------
             CONSUMER DURABLES                                                  0.11%
     22,000  Sola International Inc. *                                                         715,000

CONSUMER NON-DURABLES SECTOR                                                   10.03%
             BEVERAGE/TOBACCO                                                   0.27%
     36,000  Robert Mondavi Corp. *                                                          1,755,000
             FOOD/FOOD PROCESSING                                               0.34%
      7,800  American Italian Pasta Co. *                                                      195,000
     35,000  Suiza Foods Corp. *                                                             2,084,688
                                                                                         -------------
                                                                                             2,279,688
                                                                                         -------------
             HOUSEHOLD/RELATED NONDURABLES                                      3.86%
    194,000  Carson Inc. *                                                                   1,297,375
    263,000  Ocular Sciences Inc. *                                                          6,903,750
    385,000  Rayovac Corp. *                                                                 7,411,250
    327,600  Scotts Co. *                                                                    9,909,900
                                                                                         -------------
                                                                                            25,522,275
                                                                                         -------------
             LEISURE TIME PRODUCTS/SERVICES                                     2.89%
    343,300  CapStar Hotel Co. *                                                            11,779,481
    325,000  Dave & Buster's Inc. *                                                          7,312,500
                                                                                         -------------
                                                                                            19,091,981
                                                                                         -------------
             RETAIL TRADE                                                       2.67%
     11,400  Cole National Corp. *                                                             341,288
    415,100  Regis Corp.                                                                    10,429,388
    182,300  Tefron Ltd. *                                                                   4,192,900
    117,000  Zale Corp. *                                                                    2,691,000
                                                                                         -------------
                                                                                            17,654,576
                                                                                         -------------
CYCLICAL/CAPITAL GOODS SECTOR                                                  12.81%
             AEROSPACE/DEFENSE                                                  1.40%
    130,500  Doncasters PLC *                                                                2,756,813
    330,000  Wyman-Gordon Co. *                                                              6,476,250
                                                                                         -------------
                                                                                             9,233,063
                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
             BUILDING/CONSTRUCTION                                              3.21%
    196,700  Apogee Enterprises Inc.                                                     $   2,335,813
    339,000  Comfort Systems USA Inc. *                                                      6,695,250
    189,000  NCI Building Systems Inc. *                                                     6,709,500
    190,900  Service Experts Inc. *                                                          5,464,513
                                                                                         -------------
                                                                                            21,205,076
                                                                                         -------------
             INDUSTRIAL EQUIPMENT                                               1.50%
    490,000  Flanders Corp. *                                                                4,532,500
    150,000  Furon Co.                                                                       3,131,250
    113,000  Omniquip International Inc.                                                     2,252,938
                                                                                         -------------
                                                                                             9,916,688
                                                                                         -------------
             TRANSPORTATION SERVICES                                            6.70%
    255,000  Air Express International Corp.                                                 7,777,500
    290,000  Covenant Transport Inc. Class A *                                               4,422,500
    125,000  Expeditors International of Washington Inc.                                     4,812,500
     80,000  Heartland Express Inc. *                                                        2,150,000
    125,100  Hub Group Inc. *                                                                3,721,725
    128,400  Knight Transportation Inc. *                                                    3,563,100
    340,000  Mark VII Inc. *                                                                 5,652,500
    250,000  Swift Transportation Co. Inc. *                                                 8,093,750
    200,000  Virgin Express Holdings PLC (Sponsored ADR) *                                   4,150,000
                                                                                         -------------
                                                                                            44,343,575
                                                                                         -------------
ENERGY SECTOR                                                                   2.26%
             ENERGY                                                             2.26%
    353,000  Forcenergy Gas Exploration Inc. *                                               9,244,188
    222,900  Houston Exploration Co. *                                                       4,095,788
     70,000  Newfield Exploration Co. *                                                      1,631,875
                                                                                         -------------
                                                                                            14,971,851
                                                                                         -------------
HEALTH CARE SECTOR                                                             13.03%
             DRUGS & HOSPITAL SUPPLIES                                          6.50%
     55,000  Algos Pharmaceutical Corp. *                                                    1,650,000
     70,400  Anesta Corp. *                                                                  1,152,800
    178,500  Bone Care International Inc. *                                                  1,818,469
    418,600  CIMA Labs Inc. *                                                                1,779,050
     55,000  Coulter Pharmaceuticals Inc. *                                                  1,113,750
     70,000  Endosonics Corp. *                                                                752,500
     35,000  GelTex Pharmaceuticals Inc. *                                                     927,500
  1,033,300  Gensia Sicor Inc. *                                                             6,006,056
     29,000  Inhale Therapeutic Systems *                                                      754,000
     32,100  Life Technologies Inc.                                                          1,067,325
     19,000  Ligand Pharmaceuticals Inc. Class B *                                             244,625
     58,000  Molecular Biosystems Inc. *                                                       493,000

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
             DRUGS & HOSPITAL SUPPLIES (Continued)
    137,800  NaPro BioTherapeutics Inc. *                                                $     344,500
    217,300  Novoste Corp *                                                                  4,889,250
     10,000  PathoGensis Corp. *                                                               371,250
     73,200  Penederm Inc. * (b)                                                               732,000
    159,000  SangStat Medical Corp. *                                                        6,439,500
     22,700  Sepracor Inc. *                                                                   909,419
     12,300  Transkaryotic Therapies Inc. *                                                    432,038
      8,000  Vertex Pharmaceuticals Inc. *                                                     264,000
    490,000  VISX Inc. *                                                                    10,841,250
                                                                                         -------------
                                                                                            42,982,282
                                                                                         -------------
             HEALTH CARE SERVICES                                               6.53%
    311,000  American Retirement Corp. *                                                     6,220,000
    424,000  Atria Communities Inc. *                                                        7,261,000
    216,500  Centennial HealthCare Corp. *                                                   4,925,375
    334,000  Curative Health Services Inc. *                                                10,145,250
     35,000  Harborside Healthcare Corp. *                                                     691,250
    201,400  Home Health Corp. of America Inc. *                                             2,089,525
    410,000  Orthodontic Centers of America Inc. *                                           6,816,250
    198,000  Raytel Medical Corp. *                                                          2,301,750
     71,100  Renal Care Group Inc. *                                                         2,275,200
     36,500  Veterinary Centers of America Inc. *                                              490,469
                                                                                         -------------
                                                                                            43,216,069
                                                                                         -------------
INTEREST SENSITIVE SECTOR                                                       8.19%
             BANKING                                                            6.81%
    329,800  Community First Bankshares Inc.                                                17,561,850
    150,000  Silicon Valley Bancshares *                                                     8,437,500
     27,800  Southwest Bancorporation Texas *                                                  865,275
    275,000  Texas Regional Bancshares Inc. Class A                                          8,387,500
     96,000  WestAmerica Bancorporation                                                      9,816,000
                                                                                         -------------
                                                                                            45,068,125
                                                                                         -------------
             GENERAL FINANCE                                                    1.27%
    325,000  American Capital Strategies Ltd.                                                5,890,625
     84,000  AMRESCO Inc. *                                                                  2,488,500
                                                                                         -------------
                                                                                             8,379,125
                                                                                         -------------
             INSURANCE                                                          0.11%
     22,000  Penn Treaty American Corp. *                                                      698,500

TELEMEDIA/SERVICES SECTOR                                                      20.74%
             BUSINESS SERVICES                                                 15.84%
    107,000  ABR Information Services Inc. *                                                 2,554,625
     55,800  Caribiner International Inc. *                                                  2,483,100

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
             BUSINESS SERVICES (Continued)
    119,100  Cornell Corrections Inc. *                                                  $   2,471,325
    319,700  Eastern Environmental Services Inc. *                                           7,033,400
    345,400  F. Y. I. Inc. *                                                                 7,944,200
    322,000  Healthcare Recoveries Inc. *                                                    7,164,500
    239,000  Industrial Distribution Group Inc. *                                            3,749,313
     44,700  Iron Mountain Inc. *                                                            1,609,200
    266,700  JLK Direct Distribution Inc. Class A * (a)                                      7,467,600
    110,000  Lamalie Associates Inc. *                                                       2,200,000
    177,000  Lason Holdings Inc. *                                                           4,712,625
    299,000  Personnel Group of America, Inc. *                                              9,867,000
    529,000  The Registry Inc. *                                                            24,267,875
     76,500  Romac International *                                                           1,874,250
    192,600  Source Services Corp. *                                                         4,164,975
    286,400  Vestcom International Inc. *                                                    6,408,200
    369,000  Wilmar Industries Inc. *                                                        8,809,875
                                                                                         -------------
                                                                                           104,782,063
                                                                                         -------------
             COMMUNICATIONS SERVICES                                            2.15%
    250,500  LCC International Inc. *                                                        3,632,250
    466,200  Smartalk Teleservices Inc. *                                                   10,606,050
                                                                                         -------------
                                                                                            14,238,300
                                                                                         -------------
             MEDIA                                                              2.75%
    399,000  Central European Media Entertainment Ltd. Class A *                            10,074,750
    150,000  Regal Cinemas Inc. *                                                            4,181,250
    100,000  Sylvan Learning Systems Inc. *                                                  3,900,000
                                                                                         -------------
                                                                                            18,156,000
                                                                                         -------------
TECHNOLOGY SECTOR                                                              21.93%
             COMPUTERS/OFFICE EQUIPMENT                                         5.45%
    325,000  Black Box Corp. *                                                              11,496,875
    525,700  CHS Electronics Inc. *                                                          9,002,613
    264,900  Micros Systems Inc. *                                                          11,920,500
    128,000  Radiant Systems Inc. *                                                          3,648,000
                                                                                         -------------
                                                                                            36,067,988
                                                                                         -------------
             ELECTRONICS/NEW TECHNOLOGY                                        12.11%
    188,000  Actel Corp. *                                                                   2,373,500
    184,800  ADE Corp. *                                                                     3,234,000
     10,000  ASE Test Ltd. *                                                                   653,750
    293,000  Burr-Brown Corp. *                                                              9,412,625
    937,200  Computer Products Inc. *                                                       21,204,150
    212,500  Continental Circuits Corp. *                                                    2,961,719
    349,200  General Scanning Inc. *                                                         6,023,700
    247,000  Hadco Corp. *                                                                  11,176,750
    190,000  Kent Electronics Corp. *                                                        4,773,750

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                               % of         Market
  Shares                          Equity Investments                        Net Assets       Value
------------------------------------------------------------------------------------------------------
             ELECTRONICS/NEW TECHNOLOGY (Continued)
    170,000  Littelfuse Inc. *                                                           $   4,228,750
     50,000  Network Equipment Technologies Inc. *                                             731,250
    118,900  PRI Automation Inc. *                                                           3,433,238
    236,000  Radisys Corp. *                                                                 8,791,000
     28,800  Semtech Corp. *                                                                 1,126,800
                                                                                         -------------
                                                                                            80,124,982
                                                                                         -------------
             TECHNOLOGY SERVICES                                                4.37%
    121,800  Aspen Technologies Inc. *                                                       4,171,650
    151,000  Engineering Animation Inc. *                                                    6,946,000
    153,700  Industri Matematik International Corp. *                                        4,534,150
    228,400  International Telecommunication Systems Inc. *                                  7,308,800
     81,500  VERITAS Software Co. *                                                          4,156,500
     45,000  Wind River Systems Inc. *                                                       1,785,931
                                                                                         -------------
                                                                                            28,903,031
                                                                                         -------------

TOTAL EQUITY INVESTMENTS (COST $525,897,152)                                   93.13%      615,974,988

SHORT-TERM INVESTMENTS                                                          4.95%
             COMMERCIAL PAPER                                                   1.50%
 10,000,000  General Electric Capital Corp.
             5.85% maturing 01/16/98                                                         9,975,625
             MONEY MARKET FUNDS                                                 3.45%
  7,363,204  SSgA U.S. Government Money Market Fund                                          7,363,204
 15,426,474  SSgA Money Market Fund                                                         15,426,474
                                                                                         -------------
                                                                                            22,789,678
                                                                                         -------------

TOTAL SHORT-TERM INVESTMENTS (COST $32,765,303)                                             32,765,303
                                                                                         -------------

TOTAL INVESTMENTS (COST $558,662,455) **                                       98.08%      648,740,291

             OTHER ASSETS LESS LIABILITIES                                      1.92%       12,670,345
                                                                                         -------------
             NET ASSETS                                                       100.00%    $ 661,410,636
                                                                                         -------------
                                                                                         -------------

------------------------------------
*    Non-income producing security.

(a) The Fund holds 5% or more of the outstanding shares of the issuer. As defined by the Investment Company Act of 1940, companies in which a fund holds 5% or more of the outstanding voting shares of an issuer are considered affiliated.

(b) Shares purchased through a private placement. The Investment Manager is required to deliver the issuer's current prospectus and financial reports upon resale of such shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

Tax Information:

** For Federal income tax purposes, cost is $561,798,385 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $ 113,474,213
Unrealized depreciation     (26,532,307)
                          -------------
Net unrealized
appreciation              $  86,941,906
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1997 categorized by country:

                                                            % of Net Assets
                                               ------------------------------------------
                                                                Short-Term
Country                                          Equities       and Other        Total
-----------------------------------------------------------------------------------------
Belgium                                               0.6%                           0.6%
Bermuda                                               1.5%                           1.5%
Taiwan                                                0.0%                           0.0%
United Kingdom                                        0.4%                           0.4%
United States                                        90.6%            6.9%          97.5%
                                                                       --
                                                      ---                      ----------
  Total                                              93.1%            6.9%         100.0%
                                                                       --
                                                                       --
                                                      ---                      ----------
                                                      ---                      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Management's Performance Review

        In the second half of 1997, global equity markets retraced most of their gains from the first half of the year, with the Morgan Stanley Europe, Australia, Far East Index falling 8.35%. Stocks in Europe returned 8.5% during this time, on benign inflation news and a positive outlook for growth. After rising sharply in the first half of 1997, the U.S. dollar stabilized against major European currencies but continued to strengthen significantly against the Japanese yen. Despite a strong performance in the second quarter, stocks in Japan lost 29.96% in the quarters that followed. With the worsening of Asia's currency problems, returns for Asia's emerging markets fell 55.50% in the second half of the year, spurring a 24.93% decline in returns for emerging markets as a whole.

        For the six months ended December 31, 1997, the Dresdner RCM International Growth Equity Fund A (the "Fund") earned a total return of 0.61%, versus a return of -8.35% for the EAFE Index. The Fund enjoyed a similar outperformance for the 12 months ended December 31, 1997. During that time the Fund returned 17.93%, versus 2.06% for the EAFE Index and 2.05% for the ACW Free Ex-US Index, the Fund's secondary benchmark.

        With expanding resources around the world, and a growing pool of Grassroots research, we have increased our capacity for finding high-growth companies around the world. Our strategy has been to search for quality companies with strong management, organic sales growth, and restructuring or niche market positions that can generate visible and sustainable-earnings growth. This led us to increase the Fund's overweightings in Europe and Mexico and remain overweighted in Canada. With negative macroeconomic factors and a lack of visible earnings growth, we further underweighted stocks in Japan and emerging Asian markets.

        Europe continued to be one of the few sources of global growth, as economies there exited the recessions resulting from self-imposed fiscal austerity. Consolidation and restructuring continue to benefit stocks in the region, as well as the technological preparations required for the new millennium and the EMU. We believe the Fund is positioned to take advantage of consolidation among insurance and banking firms, as well as improvements in business and consumer sentiment.

        Economic conditions in Japan worsened significantly in the second half of 1997, as Prime Minister Hashimoto's fiscal austerity plan took its toll. An unsupportive monetary policy magnified the slowdown. Asia's currency problems caused both business and consumer sentiment to turn more bearish, since the Asian exposure for Japanese banking and corporate investment had become quite significant in the last few years. We believe Japan's central bank will continue to add massive liquidity to the market to stave off further bankruptcies and, in the absence of major policy changes, may fail to coordinate foreign exchange policies. We remain positioned in exporters that will benefit from a weak yen and, in some cases, from lower production costs in Southeast Asia. Southeast Asian markets fell sharply in the second half of 1997, as the region's currency regimes gave up their peg to the U.S. dollar, and problems in local banking systems emerged. We continue to search for oversold stocks in the region but are cautious absent policies for a sustainable economic recovery.

        During the period, stocks in Latin America lost 6.5%, as investors transferred worry about fragile Asian economies to Brazil. Stocks in Mexico rallied 17.76%, however, on sound macroeconomic variables and continued positive surprises in corporate profitability. Here, the Fund is focused on world-class companies that have demonstrated high sustainable-earnings growth and can benefit from consumer recovery in the region.

        The higher global inflation and interest rates we envisioned six months ago have failed to materialize, helping to support current equity valuations. As the economic slowdown in Asia curbs growth elsewhere in the world, the one trigger that could shift investor perceptions of risk, reward, and valuations is doubt about whether companies can deliver expected earnings growth. Volatility is likely to continue as long as there is uncertainty about the recovery and growth potential of economies in Japan and Asia, which account for more than 25% of world GDP. We remain relatively encouraged, however, by supportive bond yields and increased global liquidity. Our central forecast for 1998 calls for low interest rates, stable growth in the U.S., and higher growth in Europe. We remain focused on valuations to maintain a disciplined investment process, as investors focus on opportunities in companies with clear vision and strong earnings growth.

 Dresdner RCM International Growth Equity Fund A
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PERFORMANCE FROM COMMENCEMENT OF OPERATIONS

                                                                  Fund        EAFE        ACWI
12/28/94                                                      $ 50,000    $ 50,000    $ 50,000
                                                                47,772      48,090      48,146
                                                                47,881      47,965      47,881
3/31/95                                                         50,264      50,972      50,586
                                                                52,453      52,904      52,559
                                                                52,815      52,285      52,328
6/30/95                                                         54,230      51,381      51,605
                                                                57,845      54,590      54,537
                                                                57,095      52,520      52,644
9/30/95                                                         58,320      53,560      53,544
                                                                57,440      52,140      52,115
                                                                57,605      53,605      53,340
12/31/95                                                        58,995      55,770      55,446
                                                                60,630      56,010      56,206
                                                                61,355      56,215      56,206
3/31/96                                                         63,240      57,420      57,251
                                                                65,480      59,105      58,986
                                                                66,315      58,030      58,101
6/30/96                                                         66,766      58,370      58,398
                                                                64,611      56,677      56,459
                                                                65,541      56,813      56,792
9/30/96                                                         67,021      58,336      58,200
                                                                66,510      57,753      57,618
                                                                69,318      60,063      59,843
12/31/96                                                        70,391      59,306      59,148
                                                                71,775      57,242      58,060
                                                                72,383      58,192      59,123
3/31/97                                                         72,051      58,419      58,998
                                                                73,269      58,740      59,494
                                                                78,028      62,576      63,171
6/30/97                                                         82,510      66,043      66,658
                                                                87,546      67,126      68,004
                                                                81,459      62,125      62,653
9/30/97                                                         88,100      65,617      66,042
                                                                82,289      60,591      60,422
                                                                82,068      59,985      59,667
12/31/97                                                        83,015      60,524      60,353
PERFORMANCE FROM FIRST PUBLIC OFFERING
                                                                  Fund        EAFE        ACWI
5/22/95                                                       $ 50,000    $ 50,000    $ 50,000
                                                                52,900      49,800      52,775
                                                                51,160      49,920      51,110
6/30/95                                                         52,535      49,054      50,405
                                                                56,035      52,122      53,268
                                                                55,310      50,146      51,419
9/30/95                                                         56,495      51,138      52,299
                                                                55,645      49,777      50,902
                                                                55,805      51,175      52,098
12/31/95                                                        57,150      53,250      54,156
                                                                58,735      53,481      54,898
                                                                59,435      53,675      54,898
3/31/96                                                         61,270      54,829      55,919
                                                                63,430      56,436      57,614
                                                                64,240      55,411      56,749
6/30/96                                                         64,677      55,737      57,039
                                                                62,105      54,120      55,145
                                                                63,490      54,250      55,471
9/30/96                                                         64,924      55,704      56,846
                                                                64,429      55,147      56,278
                                                                67,149      57,353      58,450
12/31/96                                                        68,189      59,303      57,772
                                                                69,529      57,239      56,709
                                                                70,119      58,189      57,747
3/31/97                                                         69,797      58,416      57,626
                                                                70,976      58,738      58,110
                                                                75,587      62,573      61,701
6/30/97                                                         79,929      66,040      65,107
                                                                84,807      67,123      66,422
                                                                78,910      62,122      61,195
9/30/97                                                         85,343      65,613      64,505
                                                                79,714      60,587      59,016
                                                                79,500      59,982      58,278
12/31/97                                                        80,415      60,521      58,948

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The charts above show the performance of the Dresdner RCM International Growth Equity Fund A versus the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI-EAFE)(a) and the Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI-ACWI)(b). The charts represent cumulative returns of 66.03%(c) and 60.83%(c) for the Fund from December 28, 1994(d) to December 31, 1997 and from May 22, 1995,(e) to December 31, 1997, respectively. The charts assume a hypothetical $50,000 initial investment in the Fund and reflect all Fund expenses.

Average Annual Total Returns(c)
December 31, 1997

                           Life of Fund
                         Annualized since
    1 Year         12/28/94(d)      5/22/95(e)
      17.93%           18.36%           19.99%

        The data above represent past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The MSCI-EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

(b) The MSCI-ACWI Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund commenced operations on December 28, 1994.

(e)   The Fund's shares were first offered to the public on May 22, 1995.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 December 31, 1997

                                                                                % of         Market
 Shares     Country                    Equity Investments                    Net Assets      Value
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                         4.77%
                      AUTOMOTIVE RELATED                                         1.39%
   12,000     SE      Autoliv AB                                                          $    393,000
      340     DE      Porsche AG Non-Voting Preferred                                          567,283
      725     DE      Volkswagen AG                                                            408,055
                                                                                          ------------
                                                                                             1,368,338
                                                                                          ------------
                      CONSUMER DURABLES                                          3.38%
   18,000     SE      Electrolux AB *                                                        1,250,006
  375,000     CN      Guangdong Kelon Elect Holding H                                          384,763
   19,000     JP      Sony Corp.                                                             1,695,110
                                                                                          ------------
                                                                                             3,329,879
                                                                                          ------------
CONSUMER NON-DURABLES SECTOR                                                    13.73%
                      BEVERAGE/TOBACCO                                           2.96%
   13,600     MX      Coca Cola FEMSA S.A. de C.V. (ADR) *                                     788,800
   19,000     CL      Compania Cervecerias Unidas S.A. (ADR) *                                 558,125
  136,000     MX      Fomento Economico Mexicano Series B                                    1,088,093
  252,000     AU      Fosters Brewing Group Ltd. *                                             479,448
                                                                                          ------------
                                                                                             2,914,466
                                                                                          ------------
                      FOOD/FOOD PROCESSING                                       1.05%
       20     JP      Hokuto Corp.                                                                 446
   34,000     NL      Nutricia Verenidge Bedrijven CVA *                                     1,031,458
                                                                                          ------------
                                                                                             1,031,904
                                                                                          ------------
                      HOUSEHOLD/RELATED NONDURABLES                              1.04%
   14,000     FR      Societe Bic S.A. *                                                     1,022,331
                      LEISURE TIME PRODUCTS/SERVICES                             2.88%
    8,000     FR      Accor S.A. *                                                           1,488,066
   50,000     JP      Hitachi Credit Corp. *                                                   826,789
   13,000     ES      Sol Melia S.A.                                                           520,289
                                                                                          ------------
                                                                                             2,835,144
                                                                                          ------------
                      RETAIL TRADE                                               5.80%
   11,300     DE      Adidas AG                                                              1,486,939
   19,000     NL      Koninklijke Ahold N.V. *                                                 495,800
  224,022     MX      Cifra S.A. de CV Class B *                                               552,982
   82,000     GB      Dixons Group PLC *                                                       824,378
   10,000     JP      Ito Yokado Co. *                                                         511,455
   11,800     CA      Loblaw Cos. Ltd. *                                                       213,980
    1,500     FR      Promodes *                                                               622,604
  121,000     GB      Tesco PLC *                                                              999,528
                                                                                          ------------
                                                                                             5,707,666
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 December 31, 1997

                                                                                % of         Market
 Shares     Country                    Equity Investments                    Net Assets      Value
------------------------------------------------------------------------------------------------------
CYCLICAL/CAPITAL GOODS SECTOR                                                    7.78%
                      AEROSPACE/DEFENSE                                          1.01%
   35,000     GB      British Aerospace PLC *                                             $    999,169
                      BUILDING/CONSTRUCTION                                      2.06%
   99,000     MX      Cemex S.A. de CV (Sponsored ADR) *                                     1,045,688
   36,300     MX      Consorcio ARA S.A. *                                                     176,506
   23,030     NL      Hunter Douglas N.V.                                                      806,585
                                                                                          ------------
                                                                                             2,028,779
                                                                                          ------------
                      ELECTRICAL EQUIPMENT                                       1.45%
    5,700     JP      Hirose Electric Co. Ltd.                                                 292,406
   19,000     NL      Philips Electronics N.V. *                                             1,139,685
                                                                                          ------------
                                                                                             1,432,091
                                                                                          ------------
                      INDUSTRIAL EQUIPMENT                                       1.92%
   61,000     JP      Omron Corp. *                                                            957,076
   61,000     AU      Smith (Howard)                                                           506,358
   19,000     NO      Tomra Systems A/S                                                        425,247
                                                                                          ------------
                                                                                             1,888,681
                                                                                          ------------
                      RAW/BASIC MATERIALS                                        1.34%
   62,000     MX      Alfa S.A. de CV Class A                                                  420,675
    7,000     DE      SGL Carbon AG 144A (a)                                                   903,204
                                                                                          ------------
                                                                                             1,323,879
                                                                                          ------------
ENERGY SECTOR                                                                    5.69%
                      ENERGY                                                     5.69%
  117,000     GB      British-Borneo Petroleum Syndicate PLC                                   820,100
    1,500     GB      British Petroleum Co. PLC (ADR)                                          119,531
   64,963     GB      British Petroleum Co. PLC                                                860,882
  175,000     IT      ENI SpA                                                                  992,791
   13,000     NO      Petroleum Geo-Services A/S *                                             819,974
  283,000     GB      Shell Transportation & Trading Co. PLC                                 1,988,318
                                                                                          ------------
                                                                                             5,601,596
                                                                                          ------------
HEALTH CARE SECTOR                                                               9.15%
                      DRUGS & HOSPITAL SUPPLIES                                  9.12%
    5,200     HU      Gedeon Richter Ltd. (GDR) 144A (a) *                                     599,300
   83,487     GB      Glaxo Wellcome PLC                                                     1,993,891
   14,000     GB      Glaxo Wellcome PLC (Sponsored ADR)                                       670,250
    1,590     CH      Novartis AG                                                            2,583,592
   18,200     FI      Orion Yhtyma OY Series B *                                               481,280
   32,000     GB      Smithkline Beecham PLC (ADR)                                           1,646,000
    8,000     FR      Synthelabo                                                             1,000,023
                                                                                          ------------
                                                                                             8,974,336
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 December 31, 1997

                                                                                % of         Market
 Shares     Country                    Equity Investments                    Net Assets      Value
------------------------------------------------------------------------------------------------------
                      HEALTH CARE SERVICES                                       0.03%
      800     JP      Nichii Gakken Co.                                                   $     27,688

INTEREST SENSITIVE SECTOR                                                       23.60%
                      BANKING                                                   14.08%
   33,000     CA      Bank of Nova Scotia, Halifax                                           1,553,123
  125,000     GB      Bank of Scotland                                                       1,137,383
   38,500     GB      Barclays PLC *                                                         1,026,736
   17,000     DE      Bayerische Vereinsbank AG                                              1,112,821
   26,700     ES      Banco Bilbao Viscaya S.A.                                                863,633
   51,000     PT      Banco Comercial Portugues S.A. *                                       1,044,166
    7,300     FR      Credit Commercial de France S.A.                                         500,552
  560,000     IT      Credito Italiano SpA *                                                 1,727,832
   30,000     DE      Deutsche Bank AG                                                       2,118,981
      294     GB      HSBC Holdings PLC                                                          7,342
      742     GB      Lloyds TSB Group PLC                                                       9,670
  141,400     SE      Nordbanken Holding *                                                     800,173
    1,350     CH      Union Bank of Switzerland *                                            1,954,817
                                                                                          ------------
                                                                                            13,857,229
                                                                                          ------------
                      GENERAL FINANCE                                            4.42%
  106,000     GB      Amvesco PLC                                                              908,287
   17,000     DE      Deutsche Pfandbrief und Hypothekenbank AG                              1,007,874
   41,000     CA      Newcourt Credit Group Inc.                                             1,369,967
   10,000     JP      Nichiei Costruction Company Ltd.                                       1,069,057
                                                                                          ------------
                                                                                             4,355,185
                                                                                          ------------
                      INSURANCE                                                  4.14%
    6,400     DE      Allianz AG                                                             1,658,692
    7,000     FR      AXA-UAP                                                                  541,884
  570,000     IT      INA -- Instituto Nazionala delle Assianzioni *                         1,155,800
    1,900     DE      Munchener Ruckversicherungs-Gesellschaft                                 716,446
                                                                                          ------------
                                                                                             4,072,822
                                                                                          ------------
                      UTILITIES                                                  0.96%
   14,000     PT      Electricidade De Portugal SP *                                           542,500
   14,000     CL      Enersis S.A. (Sponsored ADR)                                             406,000
                                                                                          ------------
                                                                                               948,500
                                                                                          ------------
SERVICES/MEDIA SECTOR                                                            7.34%
                      BUSINESS SERVICES                                          2.94%
    3,100     CH      Adecco S.A.                                                              900,106
   71,000     GB      Granada Group PLC *                                                    1,086,458
   24,000     NL      Randstad Holding N.V.                                                    903,303
                                                                                          ------------
                                                                                             2,889,867
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 December 31, 1997

                                                                                % of         Market
 Shares     Country                    Equity Investments                    Net Assets      Value
------------------------------------------------------------------------------------------------------
                      COMMUNICATIONS SERVICES                                    3.50%
   12,271     FR      Alcatel Alsthom Compagnie Generale d'Electricitie                   $  1,560,427
   12,000     VE      Compania Anonima Nacional Telefonos de Venezuela
                      (CANTV) (ADR) *                                                          499,500
   81,050     JP      Nippon Denwa Shisetsu                                                    311,680
  168,000     IT      Telecom Italia SpA                                                     1,073,758
                                                                                          ------------
                                                                                             3,445,365
                                                                                          ------------
                      MEDIA                                                      0.90%
  198,000     GB      WPP Group                                                                882,889

TECHNOLOGY SECTOR                                                               17.50%
                      COMPUTERS/OFFICE EQUIPMENT                                 2.56%
   44,000     JP      Canon Inc.                                                             1,028,756
      700     JP      Canon Sales Co. Inc.                                                       8,022
  119,000     JP      RICOH Co. Ltd.                                                         1,482,683
                                                                                          ------------
                                                                                             2,519,461
                                                                                          ------------
                      ELECTRONICS/NEW TECHNOLOGY                                 7.73%
   14,300     TW      ASE Test Ltd. *                                                          934,863
   20,030     SE      Ericsson LM Telephone Co.                                                753,552
   94,000     JP      Fujitsu Ltd. *                                                         1,012,144
   35,000     CA      Newbridge Networks Corp. *                                             1,220,625
   10,800     FI      Nokia Corp. A                                                            767,535
   11,000     CA      Northern Telecom Ltd.                                                    979,000
   15,000     JP      Rohm Co. Ltd                                                           1,534,366
   12,000     JP      Shinko Electric Industries                                               403,319
                                                                                          ------------
                                                                                             7,605,404
                                                                                          ------------
                      TECHNOLOGY SERVICES                                        7.21%
    8,000     FR      Atos S.A.                                                              1,031,939
    6,000     FR      Cap Gemini                                                               492,199
   53,973     NL      Getronics N.V.                                                         1,719,914
       24     JP      NTT Data Corp. *                                                       1,297,636
    4,900     DE      SAP AG                                                                 1,489,314
   44,000     GB      SEMA Group PLC                                                         1,071,480
                                                                                          ------------
                                                                                             7,102,482
                                                                                          ------------

TOTAL EQUITY INVESTMENTS (COST $81,610,619)                                     89.56%      88,165,151

SHORT-TERM INVESTMENTS                                                           9.54%
                      COMMERCIAL PAPER                                           3.04%
3,000,000             Ford Motor Credit Co. 5.95% maturing 1/5/98                            2,998,017

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 December 31, 1997

                                                                                % of         Market
 Shares     Country                    Equity Investments                    Net Assets      Value
------------------------------------------------------------------------------------------------------
                      MONEY MARKET FUNDS                                         6.50%
3,198,045             SSgA U.S. Government Money Market Fund                              $  3,198,045
3,198,045             SSgA Money Market Fund                                                 3,198,045
                                                                                          ------------
                                                                                             6,396,090
                                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS (COST $9,394,107)                                               9,394,107
                                                                                          ------------

TOTAL INVESTMENTS (COST $91,004,726) **                                         99.10%      97,559,258

                      OTHER ASSETS LESS LIABILITIES                              0.90%         883,671
                                                                                          ------------
                      NET ASSETS                                               100.00%    $ 98,442,929
                                                                                          ------------
                                                                                          ------------

------------------------------------
*    Non-income producing security.

(a) Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Tax Information:

** For Federal income tax purposes, cost is $91,731,417 and appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $   8,661,235
Unrealized depreciation      (2,833,394)
                          -------------
Net unrealized
appreciation              $   5,827,841
                          -------------
                          -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 December 31, 1997

The Fund's investments in securities at December 31, 1997 categorized by country:

                                          % of Net Assets
                             -----------------------------------------
                   Country                   Short-Term
Country             Code       Equities       and Other       Total
----------------------------------------------------------------------
Australia            AU             1.0%           0.0%           1.0%
Canada               CA             5.4%           0.0%           5.4%
Chile                CL             1.0%           0.0%           1.0%
China                CN             0.4%           0.0%           0.4%
Finland              FI             1.3%           0.0%           1.3%
France               FR             8.4%           0.0%           8.4%
Germany              DE            11.7%           0.0%          11.7%
Hungary              HU             0.6%           0.0%           0.6%
Italy                IT             5.0%           0.0%           5.0%
Japan                JP            12.7%           1.0%          13.7%
Mexico               MX             4.1%           0.2%           4.3%
Netherlands          NL             6.2%           0.0%           6.2%
Norway               NO             1.3%           0.0%           1.3%
Portugal             PT             1.6%           0.0%           1.6%
Spain                ES             1.4%           0.0%           1.4%
Sweden               SE             3.2%           0.0%           3.2%
Switzerland          CH             5.5%           0.0%           5.5%
Taiwan               TW             0.9%           0.0%           0.9%
United Kingdom       GB            17.3%           0.1%          17.4%
United States        US             0.0%           9.2%           9.2%
Venezuela            VE             0.5%           0.0%           0.5%
                                    ---            ---      ----------
  Total                            89.5%          10.5%         100.0%
                                    ---            ---      ----------
                                    ---            ---      ----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Forward Foreign Currency Contracts Outstanding
                               December 31, 1997

                                                            Delivery   Contract    Unrealized
                                               Face Value     Date       Price    Appreciation
                                                 --------------------------------------------
Sale:
    Japanese Yen                                5,125,000    2/12/98   111.5300     $ 719,722
Buy:
    Japanese Yen                                2,655,000    5/14/98   122.9900     $ 103,818
    Japanese Yen                                2,235,000    5/14/98   122.0775     $ 103,329
                                                                                  -------------
      Total open forward foreign currency contracts (Note 1)                        $ 926,869
                                                                                  -------------
                                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
Statements of Assets and Liabilities
 December 31, 1997

                                                                 Dresdner RCM
                                                 --------------------------------------------
                                                                               International
                                                 Growth Equity    Small Cap    Growth Equity
                                                      Fund           Fund          Fund A
                                                 --------------  ------------  --------------
Assets:
  Investments at cost                             $871,357,732   $558,662,455   $ 91,004,726
                                                 --------------  ------------  --------------
                                                 --------------  ------------  --------------
  Foreign currency at cost                        $    795,844   $         --   $    257,834
                                                 --------------  ------------  --------------
                                                 --------------  ------------  --------------
  Investments at value (Note 1)                   $976,892,838    648,740,291     97,559,258
  Foreign currency at value (Note 1)                   791,469             --        255,622
  Receivables:
    Investments sold                                14,800,064      6,524,319     10,258,729
    Fund shares sold                                 1,730,203     14,459,467             --
    Open forward foreign currency contracts
     (Note 1)                                               --             --        926,869
    Dividends and dividend reclaims                    226,551         34,505         78,599
    Interest                                           152,063        106,530         31,766
                                                 --------------  ------------  --------------
      Total Assets                                 994,593,188    669,865,112    109,110,843
                                                 --------------  ------------  --------------
Liabilities:
  Payables:
    Investments purchased                           21,253,943      7,724,178     10,493,674
    Fund shares repurchased                         11,857,703        162,000             --
    Management fees (Note 6)                           606,864        537,304         61,264
    Custodian fees                                      49,640         30,994         23,543
    Audit fees                                              --             --         29,413
    Legal fees                                              --             --         17,893
    Directors' fees and expenses (Note 7)                   --             --         13,428
    Miscellaneous expenses                                  --             --         28,699
                                                 --------------  ------------  --------------
      Total Liabilities                             33,768,150      8,454,476     10,667,914
                                                 --------------  ------------  --------------
Net Assets                                        $960,825,038   $661,410,636   $ 98,442,929
                                                 --------------  ------------  --------------
                                                 --------------  ------------  --------------
Net assets consist of:
  Paid-in capital (Note 4)                        $811,384,420   $550,321,311   $ 88,860,712
  Accumulated net investment loss                           --             --       (540,987)
  Accumulated net realized gain on investments
   and foreign currency transactions                43,910,100     21,011,489      2,644,893
  Net unrealized appreciation (depreciation) on
   foreign currency transactions                        (4,588)            --        923,779
  Net unrealized appreciation on investments       105,535,106     90,077,836      6,554,532
                                                 --------------  ------------  --------------
Net Assets                                        $960,825,038   $661,410,636   $ 98,442,929
                                                 --------------  ------------  --------------
                                                 --------------  ------------  --------------
Shares outstanding                                 154,155,407     56,715,179      7,183,935
                                                 --------------  ------------  --------------
                                                 --------------  ------------  --------------
Net asset value per share                         $       6.23   $      11.66   $      13.70
                                                 --------------  ------------  --------------
                                                 --------------  ------------  --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
Statements of Operations
 For the year ended December 31, 1997

                                                                 Dresdner RCM
                                                 --------------------------------------------
                                                                               International
                                                 Growth Equity    Small Cap    Growth Equity
                                                      Fund           Fund          Fund A
                                                 --------------  ------------  --------------
Investment Income:
  Income:
    Dividends                                     $  3,409,396   $    751,063   $  1,171,825
    Interest                                         2,128,863      1,196,718        102,709
    Foreign tax withheld                               (25,107)          (175)      (123,113)
                                                 --------------  ------------  --------------
      Total income                                   5,513,152      1,947,606      1,151,421
                                                 --------------  ------------  --------------
  Expenses:
    Investment management fees (Note 6)              7,008,712      5,759,180        611,884
    Custodian fees                                     100,665         59,789        109,402
    Directors' fees and expenses (Note 7)                   --             --         56,000
    Accounting expense                                      --             --         48,000
    Audit fees                                              --             --         27,500
    Insurance expense                                       --             --         14,448
    Registration and filing fees                            --             --            500
    Miscellaneous expense                                  800            800             --
                                                 --------------  ------------  --------------
      Total expenses before reimbursements           7,110,177      5,819,769        867,734
    Expenses reimbursed by investment manager
     (Note 6)                                               --             --        (52,016)
                                                 --------------  ------------  --------------
      Total net expenses                             7,110,177      5,819,769        815,718
                                                 --------------  ------------  --------------
        Net investment income (loss)                (1,597,025)    (3,872,163)       335,703
                                                 --------------  ------------  --------------
Net Realized and Unrealized Gain (Loss):
  Net realized gain on investments                 193,437,239    131,224,344     13,462,120
  Net realized gain (loss) on foreign currency
   transactions                                       (369,678)            28     (3,264,704)
                                                 --------------  ------------  --------------
    Net realized gain                              193,067,561    131,224,372     10,197,416
                                                 --------------  ------------  --------------
  Net change in unrealized appreciation
   (depreciation) on foreign currency
   transactions                                         (4,905)            --        754,985
  Net change in unrealized appreciation
   (depreciation) on investments                   (40,741,787)   (23,964,601)      (798,106)
                                                 --------------  ------------  --------------
    Net unrealized depreciation                    (40,746,692)   (23,964,601)       (43,121)
                                                 --------------  ------------  --------------
      Net realized and unrealized gain during
       the year                                    152,320,869    107,259,771     10,154,295
                                                 --------------  ------------  --------------
Net Increase in Net Assets Resulting from
 Operations                                       $150,723,844   $103,387,608   $ 10,489,998
                                                 --------------  ------------  --------------
                                                 --------------  ------------  --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
Statements of Changes in Net Assets

                                                                            Dresdner RCM
                                    --------------------------------------------------------------------------------------------
                                                                                                       International Growth
                                         Growth Equity Fund               Small Cap Fund                   Equity Fund A
                                    -----------------------------  -----------------------------   -----------------------------
                                     Year ended      Year ended     Year ended      Year ended      Year ended      Year ended
                                    Dec. 31, 1997  Dec. 31, 1996   Dec. 31, 1997  Dec. 31, 1996    Dec. 31, 1997   Dec. 31, 1996
                                    -------------  --------------  -------------  --------------   -------------   -------------
Operations:
  Net investment income (loss)      $ (1,597,025 ) $   (1,190,805) $ (3,872,163 ) $  (2,677,087)    $   335,703     $   131,186
  Net realized gain on investments
   and foreign currency
   transactions                      193,067,561      303,698,527   131,224,372     107,844,093      10,197,416       3,309,861
  Net change in unrealized
   appreciation (depreciation) on
   investments and foreign
   currency transactions             (40,746,692 )   (119,166,349)  (23,964,601 )    29,605,875         (43,121)      3,732,232
                                    -------------  --------------  -------------  --------------   -------------   -------------
  Net increase in net assets
   resulting from operations         150,723,844      183,341,373   103,387,608     134,772,881      10,489,998       7,173,279
Distributions to Shareholders
 from:
  Net investment income (Notes 1
   and 2)                                     --               --            --              --        (910,716)       (558,945)
  Net realized gain on investments
   (Notes 1 and 2)                  (161,794,250 )   (355,168,907) (107,769,024 )  (123,397,033)     (7,545,935)     (3,074,200)
Net increase (decrease) from
 capital share transactions (Note
 4)                                   75,575,294     (257,142,802)   97,190,936     147,658,599      43,804,633      14,718,007
                                    -------------  --------------  -------------  --------------   -------------   -------------
Total increase (decrease) in net
 assets                               64,504,888     (428,970,336)   92,809,520     159,034,447      45,837,980      18,258,141
Net Assets:
  Beginning of year                  896,320,150    1,325,290,486   568,601,116     409,566,669      52,604,949      34,346,808
                                    -------------  --------------  -------------  --------------   -------------   -------------
  End of year                       $960,825,038   $  896,320,150  $661,410,636   $ 568,601,116     $98,442,929     $52,604,949
                                    -------------  --------------  -------------  --------------   -------------   -------------
                                    -------------  --------------  -------------  --------------   -------------   -------------
End of period net assets include
 accumulated net investment loss
 of:                                          --               --            --              --        (540,987)       (154,461)
                                    -------------  --------------  -------------  --------------   -------------   -------------
                                    -------------  --------------  -------------  --------------   -------------   -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
Dresdner RCM Growth Equity Fund
Financial Highlights

For a share outstanding throughout each
fiscal year ended December 31                               1997(1)   1996(1)(2)     1995       1994       1993
---------------------------------------------------------  ---------  -----------  ---------  ---------  ---------
Per Share Operating Performance:
  Net asset value, beginning of period                     $    6.40   $    9.13   $    7.89  $   10.42  $   10.97
                                                           ---------  -----------  ---------  ---------  ---------
  Net investment income (loss)                                 (0.01)      (0.01)       0.02       0.03       0.04
  Net realized and unrealized gain (loss) on investments        1.08        1.59        2.66       0.01       1.08
                                                           ---------  -----------  ---------  ---------  ---------
  Net increase (decrease) in net asset value resulting
   from investment operations                                   1.07        1.58        2.68       0.04       1.12
                                                           ---------  -----------  ---------  ---------  ---------
  Distributions:
    Net investment income                                      (0.00)      (0.00)      (0.02)     (0.03)     (0.04)
    Net realized gain on investments                           (1.24)      (4.31)      (1.42)     (2.54)     (1.63)
                                                           ---------  -----------  ---------  ---------  ---------
      Total distributions                                      (1.24)      (4.31)      (1.44)     (2.57)     (1.67)
                                                           ---------  -----------  ---------  ---------  ---------
Net asset value, end of period                             $    6.23   $    6.40   $    9.13  $    7.89  $   10.42
                                                           ---------  -----------  ---------  ---------  ---------
                                                           ---------  -----------  ---------  ---------  ---------
Total Return (3)                                               17.50%      19.07%      34.53%      0.76%     10.72%
                                                           ---------  -----------  ---------  ---------  ---------
                                                           ---------  -----------  ---------  ---------  ---------
Ratios and supplemental data:
Net assets, end of period (in millions)                    $     961   $     896   $   1,325  $   1,365  $   2,049
                                                           ---------  -----------  ---------  ---------  ---------
                                                           ---------  -----------  ---------  ---------  ---------
Ratio of expenses to average net assets                         0.76%       0.84%       0.76%      0.83%      0.80%
                                                           ---------  -----------  ---------  ---------  ---------
                                                           ---------  -----------  ---------  ---------  ---------
Ratio of net investment income (loss) to average net
 assets                                                        (0.17)%      (0.12 )%      0.22%      0.22%      0.30%
                                                           ---------  -----------  ---------  ---------  ---------
                                                           ---------  -----------  ---------  ---------  ---------
Portfolio turnover rate                                       155.10%     115.89%      96.46%    111.06%     67.00%
                                                           ---------  -----------  ---------  ---------  ---------
                                                           ---------  -----------  ---------  ---------  ---------
Average commission per share (4)                           $  0.0564  $   0.0571          --         --         --
                                                           ---------  -----------  ---------  ---------  ---------
                                                           ---------  -----------  ---------  ---------  ---------

------------------------------------
(1)  Calculated using the average share method.

(2) Stock split 25:1 at the close of business on June 17, 1996 (Note 4). All prior period per share amounts were restated to reflect the stock split.

(3) Total return measures the change in value of an investment over the period indicated.

(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
Dresdner RCM Small Cap Fund
Financial Highlights

For a share outstanding throughout each
fiscal year ended December 31                           1997(1)    1996(1)(2)     1995       1994       1993
----------------------------------------------------  -----------  -----------  ---------  ---------  ---------
Per Share Operating Performance:
  Net asset value, beginning of period                 $   11.77    $   11.35   $    9.42  $   10.41  $   10.15
                                                      -----------  -----------  ---------  ---------  ---------
  Net investment loss                                      (0.08)       (0.08)      (0.04)     (0.04)     (0.00)
  Net realized and unrealized gain (loss) on
   investments                                              2.29         3.82        3.21      (0.20)      0.91
                                                      -----------  -----------  ---------  ---------  ---------
  Net increase (decrease) in net asset value
   resulting from investment operations                     2.21         3.74        3.17      (0.24)      0.91
                                                      -----------  -----------  ---------  ---------  ---------
  Distributions:
    Net realized gain on investments                       (2.32)       (3.32)      (1.24)     (0.75)     (0.65)
                                                      -----------  -----------  ---------  ---------  ---------
Net asset value, end of period                         $   11.66    $   11.77   $   11.35  $    9.42  $   10.41
                                                      -----------  -----------  ---------  ---------  ---------
                                                      -----------  -----------  ---------  ---------  ---------
Total Return (3)                                           19.49%       34.39%      34.08%     (2.16)%      9.20%
                                                      -----------  -----------  ---------  ---------  ---------
                                                      -----------  -----------  ---------  ---------  ---------
Ratios and supplemental data:
Net assets, end of period (in millions)               $      661   $      569   $     410  $     416  $     660
                                                      -----------  -----------  ---------  ---------  ---------
                                                      -----------  -----------  ---------  ---------  ---------
Ratio of expenses to average net assets                     1.02%        1.00%       1.01%      1.11%      0.90%
                                                      -----------  -----------  ---------  ---------  ---------
                                                      -----------  -----------  ---------  ---------  ---------
Ratio of net investment income (loss) to average net
 assets                                                    (0.68 )%      (0.58 )%     (0.22)%     (0.33)%      0.00%
                                                      -----------  -----------  ---------  ---------  ---------
                                                      -----------  -----------  ---------  ---------  ---------
Portfolio turnover rate                                   117.64%      117.00%      83.91%    117.71%     80.00%
                                                      -----------  -----------  ---------  ---------  ---------
                                                      -----------  -----------  ---------  ---------  ---------
Average commission per share (4)                      $   0.0510   $   0.0538          --         --         --
                                                      -----------  -----------  ---------  ---------  ---------
                                                      -----------  -----------  ---------  ---------  ---------

------------------------------------
(1)  Calculated using the average share method.

(2) Stock split 12:1 at the close of business on June 17, 1996 (Note 4). All prior period per share amounts were restated to reflect the stock split.

(3) Total return measures the change in value of an investment over the period indicated.

(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
Dresdner RCM International Growth Equity Fund A
Financial Highlights

For a share outstanding throughout each
fiscal year ended December 31                                   1997(1)    1996(1)(2)     1995       1994(3)
------------------------------------------------------------  -----------  -----------  ---------  -----------
Per Share Operating Performance:
  Net asset value, beginning of period                         $   12.72    $   11.56   $   10.00   $   10.00
                                                              -----------  -----------  ---------  -----------
  Net investment income                                             0.06         0.04        0.12        0.00
  Net realized and unrealized gain (loss) on investments            2.22         2.16        1.68       (0.00)
                                                              -----------  -----------  ---------  -----------
  Net increase in net asset value resulting from investment
   operations                                                       2.28         2.20        1.80        0.00
                                                              -----------  -----------  ---------  -----------
  Distributions:
    Net investment income                                          (0.14)       (0.16)      (0.11)      (0.00)
    Net realized gain on investments                               (1.16)       (0.88)      (0.13)      (0.00)
                                                              -----------  -----------  ---------  -----------
      Total distributions                                          (1.30)       (1.04)      (0.24)      (0.00)
                                                              -----------  -----------  ---------  -----------
Net asset value, end of period                                 $   13.70    $   12.72   $   11.56   $   10.00
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------
Total Return (4)                                                   17.93%       19.31%      17.98%       0.01%
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------
Ratios and supplemental data:
Net assets, end of period (in millions)                        $      98    $      53   $      34   $      25
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------
Ratio of expenses to average net assets:
  With reimbursement (Note 6)                                       1.00%        0.99%       0.75%       0.00%(6)
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------
  Without reimbursement                                             1.06%        1.25%       1.11%         --
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------
Ratio of net investment income to average net assets:
  With reimbursement (Note 6)                                       0.41%        0.32%       1.19%       0.01%(6)
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------
  Without reimbursement                                             0.35%        0.06%       0.83%         --
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------
Portfolio turnover rate                                           122.43%      119.09%      87.40%       0.00%(6)
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------
Average commission per share (5)                               $  0.0235    $  0.0179   $      --   $      --
                                                              -----------  -----------  ---------  -----------
                                                              -----------  -----------  ---------  -----------

------------------------------------
(1)  Calculated using the average share method.

(2) Stock split 10:1 at the close of business on June 17, 1996 (Note 4). All prior period per share amounts were restated to reflect the stock split.

(3)  Commencement of operation was December 28, 1994.

(4) Total return measures the change in value of an investment over the period indicated.

(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

(6)  Not annualized. Fund was in operation for four days.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
Notes to Financial Statements
 December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

        Dresdner RCM Capital Funds, Inc. (previously RCM Capital Funds, Inc.) (the "Company") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company consists of three series: Dresdner RCM Growth Equity Fund ("Growth Fund") and Dresdner RCM Small Cap Fund ("Small Cap Fund") are diversified, no-load series of the Company, and Dresdner RCM International Growth Equity Fund A ("International Fund") is a non-diversified, no-load series of the Company. These three series are collectively referred to as the "Funds."

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

A. SECURITIES VALUATIONS:

        Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors of the Company shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean bid price, or using such other comparable sources as the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

        Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

C. FOREIGN CURRENCY TRANSLATIONS:

        The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized

 Dresdner RCM Capital Funds, Inc.
Notes to Financial Statements
 December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES (Continued) gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

        In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

        A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The International Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the International Fund as an unrealized appreciation or depreciation. When the Forward is closed, the International Fund records a realized gain or loss equal to the difference between the value at the time the Forward was opened and the value at the time it was closed. The International Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

E. FEDERAL INCOME TAXES:

        It is the policy of each of the Funds to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

F. DISTRIBUTIONS:

        Distributions to shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or passive foreign investment companies.

 Dresdner RCM Capital Funds, Inc.
Notes to Financial Statements
 December 31, 1997

2. DISTRIBUTIONS

        On December 17, 1997, distributions were paid from investment operations for the Growth Fund, Small Cap Fund, and International Fund as indicated below. The dividends were recorded on December 17, 1997, to shareholders of record on the beginning of the day on December 17, 1997.

                                Investment    Short-term    Long-term       Total
Fund                              Income     Capital Gain  Capital Gain  Distributions
-------------------------------------------------------------------------------------
Growth Fund
  Per Share                             --    $     0.58    $     0.66    $     1.24
  Amount                                --    $75,677,956   $86,116,294  1$61,794,250
Small Cap Fund
  Per Share                             --    $     1.13    $     1.19    $     2.32
  Amount                                --    $52,490,947   $55,278,077  1$07,769,024
International Fund
  Per Share                      $    0.14    $     0.57    $     0.59    $     1.30
  Amount                         $ 910,716    $3,707,916    $3,838,019    $8,456,651

3. INVESTMENT IN FOREIGN SECURITIES AND CURRENCY

        Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The International Fund's investments in foreign and emerging markets will subject the International Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

4. CAPITAL SHARES

        At December 31, 1997, there were 1,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 300,000,000 were classified as shares of the Growth Fund; 100,000,000 were classified as shares of the Small Cap Fund; 100,000,000 were classified as shares of the International Fund; and 500,000,000 shares remain unclassified. As of the close of business on June 17, 1996, each outstanding share of capital stock of the Funds was split as follows:

                                                    Stock    Outstanding
                                                    Split       Shares
                                                  ---------  ------------
Growth Fund                                         25 to 1   91,056,470
Small Cap Fund                                      12 to 1   33,476,643
International Fund                                  10 to 1    3,080,990

 Dresdner RCM Capital Funds, Inc.
Notes to Financial Statements
 December 31, 1997

4. CAPITAL SHARES (Continued)
Transactions in capital shares for the Funds shown below were restated to reflect the stock split:

                           Capital Share Transactions

                                                 Year ended                Year ended
                                             December 31, 1997         December 31, 1996
                                          ------------------------  ------------------------
Growth Fund                                 Shares       Amount       Shares       Amount
                                          ----------  ------------  ----------  ------------
Shares sold                                8,822,435  $ 58,202,047   5,272,649  $ 49,629,302
Shares issued in connection with
 reinvestment of distributions            26,780,241   160,413,644  56,967,931   351,492,134
Shares repurchased                        (21,422,817) (143,040,397) (67,435,650) (658,264,238)
                                          ----------  ------------  ----------  ------------
Net increase (decrease)                   14,179,859  $ 75,575,294  (5,195,070) $(257,142,802)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

                                                 Year ended                Year ended
                                             December 31, 1997         December 31, 1996
                                          ------------------------  ------------------------
Small Cap Fund                              Shares       Amount       Shares       Amount
                                          ----------  ------------  ----------  ------------
Shares sold                                7,791,481  $ 96,712,138  10,624,664  $145,473,916
Shares issued in connection with
 reinvestment of distributions             9,386,666   105,599,978  10,879,522   121,959,444
Shares repurchased                        (8,781,376) (105,121,180) (9,267,406) (119,774,761)
                                          ----------  ------------  ----------  ------------
Net increase                               8,396,771  $ 97,190,936  12,236,780  $147,658,599
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

                                                 Year ended                Year ended
                                             December 31, 1997         December 31, 1996
                                          ------------------------  ------------------------
International Fund                          Shares       Amount       Shares       Amount
                                          ----------  ------------  ----------  ------------
Shares sold                                2,586,189  $ 37,727,115     958,208  $ 12,239,598
Shares issued in connection with
 reinvestment of distributions               609,312     8,341,482     293,007     3,621,573
Shares repurchased                          (148,471)   (2,263,964)    (86,083)   (1,143,164)
                                          ----------  ------------  ----------  ------------
Net increase                               3,047,030  $ 43,804,633   1,165,132  $ 14,718,007
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

        At December 31, 1997, seven shareholders in the Growth Fund, five shareholders in the Small Cap Fund and four shareholders in the International Fund each held more than 5% of the outstanding shares of the respective Funds. These shareholders, in aggregate, held approximately 61% of the Growth Fund, 45% of the Small Cap Fund, and 77% of the International Fund.

 Dresdner RCM Capital Funds, Inc.
Notes to Financial Statements
 December 31, 1997

5. PURCHASES AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund, for the year ended December 31, 1997. There were no purchases or sales of U.S. Government obligations by the Funds during the year.

                       Purchases and Sales of Securities

                                                           Purchases
                                                         -------------
Growth Fund                                              $1,378,049,572
Small Cap Fund                                           $ 655,148,852
International Fund                                       $ 123,386,039

                                                             Sales
                                                         -------------
Growth Fund                                              $1,466,511,589
Small Cap Fund                                           $ 697,560,723
International Fund                                       $  93,499,006

6. TRANSACTIONS WITH RELATED PARTIES

        Dresdner RCM Global Investors LLC (previously RCM Capital Management, L.L.C.) ("Dresdner RCM") manages the Funds' investments and provides various administrative services, subject to the authority of the Board of Directors. The Growth Fund, Small Cap Fund and International Fund pay investment management fees monthly at an annualized rate of 0.75%, 1.00% and 0.75%, respectively, of the Fund's respective average daily net assets. For the year ended December 31, 1997, investment management fees were $7,008,712 for the Growth Fund, $5,759,180 for the Small Cap Fund and $611,884 for the International Fund.

        The Funds are each responsible for the payment of certain of their operating expenses, including brokerage and commission expenses; taxes levied on the Funds; interest charges on borrowings (if any); charges and expenses of their custodian; and payment of investment management fees due to the Investment Manager. The International Fund is responsible for all of its other ordinary operating expenses (e.g., legal and audit fees, and SEC and "Blue Sky" registrations expenses), including its proportionate share of the compensation of the Company's directors; the Investment Manager is responsible for those expenses incurred by the Growth Fund and the Small Cap Fund.

        Dresdner RCM has voluntarily agreed to pay the International Fund on a monthly basis the amount, if any, by which certain ordinary operating expenses of the Fund exceed the annualized rate of 1.00% of the International Fund's average daily net assets. For the year ended December 31, 1997, Dresdner RCM reimbursed the International Fund for operating expenses totaling $52,016.

        On December 31, 1997, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 337,106 shares of the Growth Fund, 601,276 shares of the Small Cap Fund and 392,048 shares of the International Fund.

7. DIRECTORS' FEES

        Each Director who is not an interested person of the Company receives from the Company an annual retainer of $9,000 (the retainer is evenly prorated among each series of the Company), plus $1,500 for each Board meeting attended for each series and $500 for each audit committee meeting attended for each series.

 Report of Independent Accountants

To the Board of Directors and Shareholders of Dresdner RCM Capital Funds, Inc.:

        We have audited the accompanying statements of assets and liabilities of Dresdner RCM Growth Equity Fund, Dresdner RCM Small Cap Fund, and Dresdner RCM International Growth Equity Fund A, three series of Dresdner RCM Capital Funds, Inc. (previously RCM Capital Funds, Inc.) (the "Funds"), including the statements of investments in securities and net assets, as of December 31, 1997, the related statements of operations for the year then ended and the related statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned series of Dresdner RCM Capital Funds, Inc., as of December 31, 1997, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 20, 1998

 Tax Information
(Unaudited)

During the taxable year ended December 31, 1997, the Dresdner RCM International Growth Equity Fund A (the "Fund") paid foreign taxes of $123,113 and recognized $1,274,534 of foreign source income. Pursuant to section 853 of the Code, the Fund designates $0.02 per share of creditable foreign taxes paid and $0.18 of income from foreign sources received in the taxable year ended December 31, 1997.

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109